Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

March 31, 2010
Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2010
(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-36
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	37

Joint Venture Supplemental Data	38-45

EQUITY ONE, INC
ANALYST COVERAGE
As of March 31, 2010

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	John Perry	(212) 250-4912
	Vin Chao	(212) 250-6799

Green Street Advisors	Jim Sullivan	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462
	Ian Weissman	(212) 446-9461

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Macquarie Capital (USA) Inc.	David Wigginton	(212) 231-6380

Bank of America/Merrill Lynch	Craig Schmidt	(212) 449-1944

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

UBS	Ross Nussbaum	(212) 713-2484

EQUITY ONE, INC.
DISCLOSURES
As of March 31, 2010

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2009 and Form 10-Q for the period ended March 31, 2010 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the quarters ended March 31, 2010 and 2009
(in thousands, except per share data)

	For the three months ended
	March 31, 2010	March 31, 2009
Summary Financial Results
Total revenues*	$70,135	$69,365
EBITDA (see page 14)	43,381	42,432
Property net operating income	49,956	49,888
General & administrative expenses (G&A)* - Adjusted (1)	7,797	8,338

Net income attributable to Equity One	$5,432	$43,833
Net income per diluted share	0.06	0.56

Funds from operations (FFO)	$20,787	$57,938
FFO per diluted share	0.24	0.75

Total dividends paid per share	$0.22	$0.30

Weighted average diluted shares	88,166	77,410

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-31)	90.3%	91.5%
Same-property shopping center portfolio occupancy at end of period	90.2%	91.4%
Same-property NOI growth - cash basis (see page 13)	-3.6%	-1.7%
NOI margin (see page 13)	71.6%	72.5%
Expense recovery ratio*	75.0%	76.2%
New, renewal and option rent spread - cash basis (see page 18)	0.0%	9.3%
G&A expense to total revenues (1)	11.1%	12.0%
Net debt to total market capitalization (see page 7)	41.1%	57.3%
Net debt to EBITDA (see page 14)	6.7	7.4
EBITDA to interest expense* (see page 14)	2.2	2.2
EBITDA to fixed charges* (see page 14)	1.8	1.8

Notes

*	The indicated line item includes amounts reported in discontinued operations recoverable and nonrecoverable operating expenses.
(1)
G&A expense for the three months ended March 31, 2010 deducts $2.1 million for external costs associated with acquired properties and  acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. The quarter ended March 31, 2009 deducts one-time severance costs of $3.3 million, acquisition costs of $454 thousand, and depreciation & amortization amounts included in G&A.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of March 31, 2010 and December 31, 2009 and 2008
(in thousands)

	March 31, 2010	Dec 31, 2009	Dec 31, 2008
Assets
Properties
Income producing	$2,481,103	$2,433,431	$1,900,513
Less: accumulated depreciation	(251,597)	(240,172)	(196,151)
Income producing properties, net	2,229,506	2,193,259	1,704,362
Construction in progress and land held for development	72,155	68,866	74,371
Properties, net	2,301,661	2,262,125	1,778,733

Cash and cash equivalents	67,178	47,970	5,355
Accounts and other receivables, net	5,077	9,806	12,209
Investments in and advances to unconsolidated joint ventures	11,253	11,524	11,745
Securities	834	820	160,585
Goodwill	11,477	11,477	11,845
Other assets	118,761	108,598	55,791

Total Assets	$2,516,241	$2,452,320	$2,036,263

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$536,448	$551,647	$371,077
Unsecured revolving credit facilities	-	-	35,500
Unsecured senior notes payable	691,136	691,136	657,913
Total debt	1,227,584	1,242,783	1,064,490
Unamortized/unaccreted (discount) premium on notes payable	(25,168)	(25,892)	5,225
Total notes payable	1,202,416	1,216,891	1,069,715

Accounts payable and other liabilities	103,307	96,668	54,652
Deferred tax liabilities, net	48,971	50,059	1,409
Total liabilities	1,354,694	1,363,618	1,125,776

Redeemable noncontrolling interest	989	989	989

Total stockholders' equity of Equity One, Inc.	1,155,952	1,064,535	909,498

Noncontrolling interest	4,606	23,178	-

Total Liabilities and Stockholders' Equity	$2,516,241	$2,452,320	$2,036,263

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of March 31, 2010 and December 31, 2009 and 2008
(in thousands, except per share data)

	March 31, 2010	Dec 31, 2009	Dec 31, 2008

Closing market price of common stock	$17.91	$16.17	$17.70

Common stock shares
Basic common shares	92,136.147	86,131.037	76,198.420
Diluted common shares
Unvested restricted common shares	44.575	47.993	29.360
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	137.387	79.656	23.178
Executive incentive plan performance awards	46.778	-	-
Shares for DIM Vastgoed contingent consideration	292.149	516.02	-
Diluted common shares	92,750.692	86,868.361	76,344.614

Equity market capitalization	$1,661,165	$1,404,661	$1,351,300

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,227,584	$1,242,783	$1,064,490
Cash and equivalents	(67,178)	(47,970)	(5,355)
Net debt	1,160,406	1,194,813	1,059,135
Equity market capitalization	1,661,165	1,404,661	1,351,300
Total market capitalization	$2,821,571	$2,599,474	$2,410,435

Net debt to total market capitalization at current market price	41.1%	46.0%	43.9%

Net debt to total market capitalization at constant share price of $16.17	43.6%	46.0%	46.2%

Gross real estate and securities investments	$2,554,092	$2,503,117	$2,135,469

Net debt to gross real estate and securities investments	45.4%	47.7%	49.6%

EQUITY ONE, INC.
DEBT SUMMARY
As of March 31, 2010 and December 31, 2009 and 2008
(in thousands)

	March 31, 2010	Dec 31, 2009	Dec 31, 2008

Fixed rate debt	$1,227,584	$1,242,783	$928,041
Fixed rate debt - swapped to variable rate	-	-	100,949
Variable rate debt - unhedged	-	-	35,500
Total debt*	$1,227,584	$1,242,783	$1,064,490

% Fixed rate debt	100.0%	100.0%	87.2%
% Fixed rate debt - swapped to variable rate	0.0%	0.0%	9.5%
% Variable rate debt - unhedged	0.0%	0.0%	3.3%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	0.0%	0.0%	12.8%

Secured mortgage debt	$536,448	$551,647	$371,077
Unsecured debt	691,136	691,136	693,413
Total debt*	$1,227,584	$1,242,783	$1,064,490

% Secured mortgage debt	43.7%	44.4%	34.9%
% Unsecured debt	56.3%	55.6%	65.1%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,821,571	$2,599,474	$2,410,435

% Secured mortgage debt	19.0%	21.2%	15.4%
% Unsecured debt	24.5%	26.6%	28.8%
Total debt : Total market capitalization	43.5%	47.8%	44.2%

Weighted-average interest rate on secured mortgage debt*(1)	6.3%	6.6%	7.2%
Weighted-average interest rate on senior unsecured notes(1)	6.1%	6.1%	5.7%
Weighted-average interest rate on total debt*(1)	6.2%	6.3%	6.3%
Interest rate on revolving credit facilities	N/A	N/A	2.1%

Weighted-average maturity on mortgage debt*	4.7 years	4.7 years	5.0 years
Weighted-average maturity on senior unsecured notes	6.0 years	6.2 years	6.5 years
Weighted-average maturity on total debt*	5.4 years	5.5 years	5.9 years

*	Excluding unamortized/unaccreted premium/(discount)
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of March 31, 2010
(in thousands)

	Secured Debt		Unsecured Debt		Premium/(Discount)		Weighted average
Maturity schedule	Scheduled	Balloon	Revolving Credit	Senior	Scheduled		interest rate	Percent of debt
by year	amortization	payments	Facilities	Notes	Amortization	Total	at maturity	maturing

2010	$10,110	$26,430	$-	$-	$(2,127)	$34,413	7.9%	2.9%
2011	13,046	68,570	-	-	(3,408)	78,208	7.3%	6.5%
2012	12,181	44,478	-	10,000	(4,380)	62,279	7.0%	5.2%
2013	11,708	54,127	-	-	(5,049)	60,786	6.3%	5.1%
2014	10,554	24,828	-	250,000	(5,548)	279,834	6.2%	23.2%
2015	7,832	69,093	-	107,505	(3,812)	180,618	5.3%	15.0%
2016	6,220	51,489	-	105,230	(1,350)	161,589	6.0%	13.4%
2017	5,621	17,242	-	218,401	(168)	241,096	6.1%	20.1%
2018	5,494	56,623	-	-	145	62,262	6.3%	5.2%
Thereafter	32,492	8,310	-	-	529	41,331	7.8%	3.4%
Total	$115,258	$421,190	$-	$691,136	$(25,168)	$1,202,416	6.2%	100.0%

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the quarters ended March 31, 2010 and 2009
(in thousands)

	Three months ended
	March 31, 2010	March 31, 2009	Percent Change
REVENUE:
Minimum rent	$53,865	$52,881
Expense recoveries	14,852	14,386
Percentage rent	1,045	1,140
Management and leasing services	373	550
Total revenue	70,135	68,957	1.7%

COSTS AND EXPENSES:
Property operating	19,806	18,882
Rental property depreciation and amortization	16,333	15,268
General and administrative	10,087	12,256
Total costs and expenses	46,226	46,406	-0.4%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	23,909	22,551

OTHER INCOME AND EXPENSE:
Investment income	159	2,057
Equity in loss in unconsolidated joint ventures	(40)	(7)
Other income	53	1,050
Interest expense	(19,908)	(19,563)
Amortization of deferred financing fees	(446)	(444)
Gain on acquisition of controlling interest in subsidiary	-	26,866
Gain on extinguishment of debt	-	8,691
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,727	41,201
Income tax benefit of taxable REIT subsidiaries	1,068	639
INCOME FROM CONTINUING OPERATIONS	4,795	41,840	-88.5%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	-	339
Gain on disposal of income producing properties	-	1,178
INCOME FROM DISCONTINUED OPERATIONS	-	1,517

NET INCOME	$4,795	$43,357	-88.9%
Net loss attributable to noncontrolling interest	637	476
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$5,432	$43,833

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.06	0.55
Discontinued operations	-	0.02
NET INCOME	$0.06	$0.57	-89.5%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	0.06	0.54
Discontinued operations	-	0.02
NET INCOME	$0.06	$0.56	-89.3%

Weighted average shares outstanding
Basic	87,714	76,764
Diluted	88,166	77,410

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2010
(in thousands)

	Three months ended
	March 31, 2010
	As	Disc. Ops	Pre Disc.
	Reported	Total	Ops
REVENUE:
Minimum rent	$53,865	$-	$53,865
Expense recoveries	14,852	-	14,852
Percentage rent	1,045	-	1,045
Management and leasing services	373	-	373
Total revenue	70,135	-	70,135

COSTS AND EXPENSES:
Property operating	19,806	-	19,806
Rental property depreciation and amortization	16,333	-	16,333
General and administrative	10,087	-	10,087
Total costs and expenses	46,226	-	46,226

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	23,909	-	23,909

OTHER INCOME AND EXPENSE:
Investment income	159	-	159
Equity in loss in unconsolidated joint ventures	(40)	-	(40)
Other income	53	-	53
Interest expense	(19,908)	-	(19,908)
Amortization of deferred financing fees	(446)	-	(446)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,727	-	3,727
Income tax benefit of taxable REIT subsidiaries	1,068	-	1,068
INCOME FROM CONTINUING OPERATIONS	4,795	-	4,795

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	-	-	-
Gain on disposal of income producing properties	-	-	-
Income from discontinued operations	-	-	-

Net loss attributable to noncontrolling interest	637	-	637

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$5,432	$-	$5,432

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2009
(in thousands)

	Three months ended
	March 31, 2009
	As	Disc. Ops	Pre Disc.
	Reported	Total	Ops
REVENUE:
Minimum rent	$52,881	$364	$53,245
Expense recoveries	14,386	44	14,430
Percentage rent	1,140	-	1,140
Management and leasing services	550	-	550
Total revenue	68,957	408	69,365

COSTS AND EXPENSES:
Property operating	18,882	45	18,927
Rental property depreciation and amortization	15,268	24	15,292
General and administrative	12,256	-	12,256
Total costs and expenses	46,406	69	46,475

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	22,551	339	22,890

OTHER INCOME AND EXPENSE:
Investment income	2,057	-	2,057
Equity in loss in unconsolidated joint ventures	(7)	-	(7)
Other income	1,050	-	1,050
Interest expense	(19,563)	-	(19,563)
Amortization of deferred financing fees	(444)	-	(444)
Gain on sale of real estate	-	1,178	1,178
Gain on extinguishment of debt	8,691	-	8,691
Gain on acquisition of controlling interest in subsidiary	26,866	-	26,866
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	41,201	1,517	42,718
Income tax benefit of taxable REIT subsidiaries	639	-	639
INCOME FROM CONTINUING OPERATIONS	41,840	1,517	43,357

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	339	(339)	-
Loss on disposal of income producing properties	1,178	(1,178)	-
Income from discontinued operations	1,517	(1,517)	-

Net loss attributable to noncontrolling interest	476	-	476

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$43,833	$-	$43,833

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarters ended March 31, 2010 and 2009
(in thousands)

	Three months ended
	March 31, 2010	March 31, 2009	Percent Change

Total net operating income (1)
Total rental revenue	$69,762	$68,815	1.4%
Property operating expenses	19,806	18,927	4.6%
Net operating income	$49,956	$49,888	0.1%

NOI margin (NOI / Total rental revenue)	71.6%	72.5%

Same-property NOI (2)
Total rental revenue	$53,850	$56,071	(4.0%)
Property operating expenses (3)	16,621	17,433	(4.7%)
Net operating income (at end of period)	$37,229	$38,638	(3.6%)

Growth in same property NOI	(3.6%)

Number of properties included in analysis	146

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarters ended March 31, 2010 and 2009
(in thousands)

	Three months ended
	March 31, 2010	March 31, 2009

Net income attributable to Equity One, Inc.	$5,432	$43,833
Rental property depreciation and amortization*	16,333	15,292
Other depreciation and amortization	204	213
Interest expense*	19,908	19,563
Amortization of deferred financing fees*	446	444
Gain on sale of real estate	-	(1,178)
Gain on extinguishment of debt	-	(8,691)
Acquisition costs(1)	2,086	454
Income tax benefit of taxable REIT subsidiaries	(1,068)	(639)
Gain on acquisition of controlling interest in subsidiary	-	(26,866)
Equity in loss in unconsolidated joint ventures	40	7
EBITDA(2)	$43,381	$42,432

Interest expense*	$19,908	$19,563

EBITDA to interest expense*	2.2	2.2

Fixed charges
Interest expense*	$19,908	$19,563
Scheduled principal amortization (3)	3,690	3,986
Total fixed charges	$23,598	$23,549

EBITDA to fixed charges*	1.8	1.8

Net debt to EBITDA (4)	6.7	7.4

Total market capitalization (see page 7)	$2,821,571	$2,205,536

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Amounts include external costs associated with acquired properties and acquisition related expenses during the period.
(2)	EBITDA: excludes gains on property sales, debt extinguishment, impairments, and one-time items that would generally be adjusted in rating agency computations of EBITDA.
(3)	Excludes balloon payments upon maturity.
(4)	EBITDA for the three month periods have been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarters ended March 31, 2010 and 2009
(in thousands)

	Three months ended
	March 31, 2010	March 31, 2009

Net income attributable to Equity One, Inc.	$5,432	$43,833
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	15,046	13,744
Pro rata share of real estate depreciation from unconsolidated JV’S	309	361
Funds from operations	$20,787	$57,938

Earnings per diluted share attributable to Equity One, Inc.	$0.06	$0.56
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.17	0.18
Pro rata share of real estate depreciation from unconsolidated JV’S	0.00	0.00
Net adjustment for unvested shares and noncontrolling interest(1)	0.01	0.01
Funds from operations per diluted share	$0.24	$0.75

Weighted average diluted shares	88,166	77,410

(1)
Includes net effect of (a) an adjustment for unvested awards of share-based payments with rights to receive dividends or dividend equivalents (b) an adjustment related to contingently issuable shares pursuant to the DIM stock exchange agreement and (c) the rounding of individual calculations.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarters ended March 31, 2010 and 2009
(in thousands)

	Three months ended
	March 31, 2010	March 31, 2009
Certain non-cash items:
Amortization of deferred financing fees	$446	$444
Amortization of above/below market rent intangibles	(1,888)	(1,525)
Amortization of restricted stock and stock option expense	1,574	3,196
Straight line rent	(539)	(516)
Capitalized interest	(520)	(315)
Amortization of debt discount	724	591
Total non-cash items	$(203)	$1,875

Certain capital expenditures:
Tenant improvements	$(2,209)	$(2,317)
Leasing commissions and costs	(690)	(972)
Total tenant improvements and leasing costs	$(2,899)	$(3,289)

	March 31, 2010	December 31, 2009
Other assets and liabilities:
Lease intangibles, net	$54,382	$53,526
Lease commissions, net	19,797	19,619
Straight-line rent receivable, net	15,573	15,034
Deposits and mortgage escrow	12,214	10,642
Prepaid expenses	8,393	1,125
Deferred financing costs, net	6,875	6,963
Furniture and fixtures, net	1,527	1,689
Total other assets	$118,761	$108,598

Above/below market rents, net	$58,034	49,922
Prepaid rent and deferred income	1,939	4,315
Accounts payable and other	43,334	42,431
Total accounts payable and other liabilities	$103,307	$96,668

Liquidity as of 3/31/10:
Cash and Equivalents	$67,123
Marketable Securities	834
Available under Line of Credit	193,367
Total Available Funds	$261,324

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS
CONSOLIDATED PROPERTIES
As of March 31, 2010

Tenant	Number of stores	Credit Rating S&P/Moody's(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top twenty tenants
Publix	63	N/A	2,805,085	14.6%	$23,301,502	11.1%	$8.31
Supervalu	7	BB-/Ba3	458,273	2.4%	8,302,236	4.0%	18.12
Kroger	15	BBB/Baa2	845,602	4.4%	6,641,076	3.2%	7.85
Bed, Bath & Beyond	9	BBB	298,332	1.6%	3,510,789	1.7%	11.77
TJ Maxx Companies	9	A/A3	294,484	1.5%	3,471,127	1.7%	11.79
L.A. Fitness	4	N/A	196,235	1.0%	3,087,362	1.5%	15.73
Costco	1	A+/A2	148,295	0.8%	2,972,590	1.4%	20.05
Winn Dixie	9	N/A	398,128	2.1%	2,937,815	1.4%	7.38
Office Depot	10	B/B2	243,625	1.3%	2,772,145	1.3%	11.38
Dollar Tree	23	N/A	252,041	1.3%	2,204,781	1.1%	8.75
CVS Pharmacy	12	BBB+/Baa2	132,826	0.7%	2,112,980	1.0%	15.91
Blockbuster	20	CC/Caa3	102,217	0.5%	1,968,060	0.9%	19.25
Kmart	5	BB-/Ba2	439,558	2.3%	1,939,705	0.9%	4.41
Food Lion	6	N/A	241,934	1.3%	1,850,161	0.9%	7.65
Walgreens	6	A+/A2	96,562	0.5%	1,811,921	0.9%	18.76
Goodwill	13	N/A	134,053	0.7%	1,637,441	0.8%	12.21
Wal-Mart	1	AA/Aa2	110,054	0.6%	1,595,783	0.8%	14.50
Nordstrom Rack	2	BBB+/Baa2	80,557	0.4%	1,261,210	0.6%	15.66
American Multi-Cinema	1	B/B2	83,172	0.4%	1,247,580	0.6%	15.00
Stein Mart	4	N/A	158,472	0.8%	1,207,231	0.6%	7.62

Sub-total top twenty tenants	220		7,519,505	39.2%	$75,833,494	36.1%	$10.08

Remaining tenants	2,517		9,812,322	51.1%	134,389,330	63.9%	13.70

Sub-total all tenants	2,737		17,331,827	90.3%	$210,222,824	100.0%	$12.27

Vacant	752		1,855,247	9.7%	NA	NA	NA

Total including vacant	3,489		19,187,074	100.0%	$210,222,824	100.0%	NA

Note:	Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.
(1)	Ratings as of March 31, 2010. Source: CreditRiskMonitor.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended March 31, 2010

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	36	148,688	106,424	$12.97	$12.53	-3.4%	$7.92
Renewals	50	105,792	105,792	18.25	17.32	-5.1%	0.30
Options	4	39,262	39,262	8.13	8.42	3.6%	-
Total New, Renewals & Options	90	293,742	251,478	$14.44	$13.90	-3.7%	$3.48

Note: Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.  Excludes JV properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2010

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	116	186,567	1.0%	$3,067,548	1.4%	$16.44
2010	483	1,788,706	9.3%	21,407,697	9.6%	11.97
2011	558	2,462,460	12.8%	31,491,589	14.1%	12.79
2012	535	2,288,247	11.9%	28,756,446	12.8%	12.57
2013	375	1,700,052	8.9%	24,231,974	10.8%	14.25
2014	296	1,967,864	10.2%	25,340,186	11.3%	12.88
2015	112	877,254	4.6%	10,257,736	4.6%	11.69
2016	46	1,237,759	6.4%	18,223,800	8.1%	14.72
2017	33	723,483	3.8%	8,630,063	3.8%	11.93
2018	33	512,606	2.7%	6,360,264	2.8%	12.41
2019	23	536,439	2.8%	8,068,148	3.6%	15.04
Thereafter	127	3,050,390	15.9%	38,209,089	17.1%	12.53

Sub-total / average	2,737	17,331,827	90.3%	$224,044,542	100.0%	$12.93
				.
Vacant	752	1,855,247	9.7%	NA	NA	NA

Total / average	3,489	19,187,074	100.0%	$224,044,542	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2010

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

2010	33	879,900	7.1%	$5,302,191	4.5%	$6.03
2011	49	1,420,971	11.4%	11,539,418	9.7%	8.12
2012	40	1,254,024	10.1%	8,903,329	7.5%	7.10
2013	28	901,695	7.2%	7,622,530	6.4%	8.45
2014	39	1,350,523	10.8%	12,721,076	10.7%	9.42
2015	21	640,839	5.1%	5,349,540	4.5%	8.35
2016	24	1,156,045	9.3%	16,355,578	13.8%	14.15
2017	15	629,836	5.0%	6,693,960	5.6%	10.63
2018	12	436,630	3.5%	4,486,603	3.8%	10.28
2019	11	488,644	3.9%	6,829,076	5.7%	13.98
Thereafter	70	2,886,931	23.1%	32,984,134	27.8%	11.43

Sub-total / average	342	12,046,038	96.5%	$118,787,437	100.0%	$9.86

Vacant	20	442,974	3.5%	NA	NA	NA

Total / average	362	12,489,012	100.0%	$118,787,437	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2010

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	116	186,567	2.8%	$3,067,548	2.9%	$16.44
2010	450	908,806	13.6%	16,105,506	15.3%	17.72
2011	509	1,041,489	15.6%	19,952,171	19.0%	19.16
2012	495	1,034,223	15.4%	19,853,117	18.9%	19.20
2013	347	798,357	11.9%	16,609,444	15.8%	20.80
2014	257	617,341	9.2%	12,619,111	12.0%	20.44
2015	91	236,415	3.5%	4,908,195	4.7%	20.76
2016	22	81,714	1.2%	1,868,222	1.8%	22.86
2017	18	93,647	1.4%	1,936,103	1.8%	20.67
2018	21	75,976	1.1%	1,873,661	1.8%	24.66
2019	12	47,795	0.7%	1,239,072	1.2%	25.92
Thereafter	57	163,459	2.4%	5,224,956	5.0%	31.96

Sub-total / average	2,395	5,285,789	78.9%	$105,257,105	100.0%	$19.91

Vacant	732	1,412,273	21.1%	NA	NA	NA

Total / average	3,127	6,698,062	100.0%	$105,257,105	100.0%	NA

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of March 31, 2010

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF CORE OPERATING PROPERTIES BY METRO/REGION
As of March 31, 2010

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	17	1,852,264	20,814,692	9.9%
Miami Dade County, FL	12	1,293,735	15,815,322	7.5%
Palm Beach County, FL	9	1,004,099	10,402,665	4.9%
South Florida	38	4,150,098	47,032,680	22.3%
Atlanta, GA	24	2,256,168	26,940,105	12.8%
Other	30	2,715,824	25,167,804	12.0%
Orlando, FL	12	1,311,449	14,662,240	7.0%
Tampa- St. Petersburg, FL	13	1,292,191	13,654,297	6.5%
Florida Treasure/Northeast Coast	8	1,151,569	13,592,577	6.5%
Raleigh Durham/Charlotte, NC	4	1,040,710	10,025,208	4.8%
Baton Rouge, LA	3	676,375	9,352,971	4.4%
Naples/Cape Coral/Venice, FL	8	840,994	8,400,426	4.0%
New York	1	398,602	8,399,753	4.0%
Jacksonville, FL	8	786,807	7,928,842	3.8%
Boston, MA	5	518,775	7,043,108	3.4%
Lafayette, LA	5	726,671	5,148,783	2.4%
Hartford, CT	2	397,802	4,645,993	2.2%
New Orleans, LA	4	445,832	3,133,189	1.5%
Hilton Head-Beaufort, SC	1	166,639	2,153,976	1.0%
Greenville, SC	3	239,042	2,091,799	1.0%
Florida Panhandle	1	71,526	849,073	0.4%

Total	170	19,187,074	$210,222,824	100.0%

Note:  Excludes developments/redevelopments, non-retail properties, and JV properties. Includes DIM properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

ALABAMA (3)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$ 9.90

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	85.2%	10	6	44,271	Publix	12/31/23		12.31

Winchester Plaza	Huntsville	2006	75,700	90.1%	14	5	45,600	Publix	08/31/26		11.85

TOTAL SHOPPING CENTERS ALABAMA (3)			210,779	90.7%	36	12	127,783				$ 11.35

CONNECTICUT (2)

Brookside Plaza**	Enfield	1985 / 2006	213,274	88.9%	21	7	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples /Petsmart	$ 11.72

Copps Hill	Ridgefield	1979/2002	184,528	100.0%	9	-	59,015	Stop & Shop	12/31/24	Kohl's / Rite Aid	13.14

TOTAL SHOPPING CENTERS CONNECTICUT (2)			397,802	94.1%	30	7	118,663				$ 12.42

FLORIDA (87)

Orlando / Central Florida (11)

Alafaya Commons	Orlando	1987	126,333	87.9%	23	7	54,230	Publix	11/30/10		$ 14.17

Alafaya Village	Orlando	1986	38,118	100.0%	16	-				Metro Fitness (shadow)	20.28

Conway Crossing	Orlando	2002	76,321	84.2%	13	5	44,271	Publix	04/30/22		11.42

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.60

Eustis Village	Eustis	2002	156,927	98.4%	19	1	44,271	Publix	10/31/22	Beall's Department Store	11.34

Hunter's Creek	Orlando	1998	73,204	98.2%	9	1				Office Depot / Lifestyle Family Fitness	13.72

Kirkman Shoppes	Orlando	1973	88,820	92.1%	27	3				Party America	19.04

Lake Mary Centre	Orlando	1988 / 2001	340,434	94.9%	60	27	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.21

Park Promenade	Orlando	1987 / 2000	128,848	70.7%	15	8				Beauty Depot / Orange County Library	7.29

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons* (Ross Dress For Less)	10/31/18		8.77

Unigold Shopping Center	Winter Park	1987	117,527	80.1%	17	8	52,500	Winn-Dixie	04/30/12		11.80

Jacksonville / North Florida (9)

Atlantic Village	Atlantic Beach, FL	1984	100,559	89.9%	20	5	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	11.09

Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.8%	8	3				Big Lots / Goodwill / Bealls Outlet	9.03

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		13.68

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Ft. Caroline	Jacksonville	1985 / 1995	71,816	84.4%	5	7	45,500	Winn-Dixie	05/31/15	Citi Trends	$ 6.83

Mandarin Landing	Jacksonville	1976	139,580	68.5%	14	13	50,000	Whole Foods	12/31/23	Office Depot	17.28

Medical & Merchants	Jacksonville	1993	156,153	90.5%	11	6	55,999	Publix	02/10/13	Memorial Hospital	13.11

Middle Beach Shopping Center	Panama City Beach	1994	69,277	89.6%	4	5	56,077	Publix*	09/30/14		9.06

Oak Hill	Jacksonville	1985 / 1997	78,492	96.5%	18	2	39,795	Publix	03/11/15	Beall's	8.02

South Beach**	Jacksonville Beach	1990 / 1991	303,048	93.9%	41	8				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.37

Miami-Dade / Broward / Palm Beach (37)

Bird Ludlum	Miami	1988 / 1998	192,282	98.8%	41	1	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	17.52

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	94.1%	23	4	37,664	Publix	08/31/13	CVS Pharmacy	13.29

Bluffs Square	Jupiter	1986	132,395	79.9%	35	11	39,795	Publix	10/22/11	Walgreens	12.80

Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	-				LA Fitness	21.47

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	97.5%	16	1				Office Depot / Walgreen's	24.68

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	92.8%	35	11	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.64

Crossroads Square	Pembroke Pines	1973	84,387	85.5%	20	7				CVS Pharmacy / Goodwill	17.29

CVS Plaza	Miami	2004	18,214	85.7%	7	1					31.49

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	23.15

Gateway Plaza	Aventura	1991	29,800	100.0%	1	-				Babies R Us	14.31

Greenwood	Palm Springs	1982 / 1994	132,325	89.3%	33	5	50,032	Publix	12/05/14	Bealls Outlet	12.88

Hammocks Town Center	Miami	1987 / 1993	172,810	92.2%	37	5	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	13.84

Jonathan's Landing	Jupiter	1997	26,820	49.4%	8	4		Publix			24.02
								(shadow)
Lago Mar	Miami	1995	82,613	91.1%	17	5	42,323	Publix	09/13/15		14.31

Lantana Village	Lantana	1976 / 1999	181,780	96.6%	21	4	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.60

Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.2%	11	7				Regal Cinemas / Deal$	10.68

Meadows	Miami	1997	75,524	96.0%	17	3	47,955	Publix	07/09/17		13.95

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	98.0%	27	3	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	14.11

Oaktree Plaza	North Palm Beach	1985	23,745	76.2%	14	6					16.26

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Pine Island	Davie	1983 / 1999	254,907	89.7%	36	11	39,943	Publix	11/30/13	Home Depot Expo* / Staples	$ 12.00

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	88.4%	26	9	17,441	Fresh Market	07/31/12	Bed Bath & Beyond / Nordic Interiors	14.65

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	16.51

Point Royale	Miami	1970 / 2000	216,760	98.9%	22	2	45,350	Winn-Dixie	02/15/10	Best Buy	7.95

Prosperity Centre	Palm Beach Gardens	1993	122,014	93.3%	8	2				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.27

Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	22	6				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	10.94

Riverside Square	Coral Springs	1987	104,241	82.8%	25	9	39,795	Publix	02/18/12		13.26

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	82.6%	21	8	36,464	Publix	12/15/14	Walgreens	11.34

Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.8%	60	4	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.97

Shoppes of Andros Isles	West Palm Beach	2000	79,420	89.4%	13	4	51,420	Publix	02/29/20		12.68

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	89.9%	33	7	47,813	Publix	06/14/15		16.09

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,816	93.6%	45	6	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	17.38

Sunrise Town Center	Fort Lauderdale	1989	128,124	85.5%	14	10				L.A. Fitness / Office Depot	10.90

Tamarac Town Square	Tamarac	1987	127,635	77.7%	25	15	37,764	Publix	12/15/14	Dollar Tree	10.72

Waterstone	Homestead	2005	61,000	100.0%	11	-	45,600	Publix	07/31/25		14.64

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	12.93

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		17.38

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	15.46

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	87.8%	12	6	59,448	Albertsons	04/30/25		8.45

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	11.89

Old King Commons	Palm Coast	1988	84,759	91.5%	15	4				Wal-Mart	8.20

Ryanwood	Vero Beach	1987	114,925	94.3%	29	3	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.39

Salerno Village	Stuart	1987	82,477	88.6%	13	7	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.74

Shops at St. Lucie	Port St. Lucie	2006	19,361	91.0%	9	1					20.72

South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		15.51

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Treasure Coast	Vero Beach	1983	133,781	97.4%	22	2	59,450	Publix	07/31/26	TJ Maxx	$ 12.01

Tampa / St. Petersburg / Venice / Cape Coral / Naples (22)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.5%	19	4	52,610	Publix	11/30/21	Bealls Outlet	10.26

Carrollwood	Tampa	1970 / 2002	94,203	94.6%	31	5	27,887	Publix	11/30/22	Golf Locker	13.62

Charlotte Square	Port Charlotte	1980	96,188	73.5%	12	13	44,024	Publix* (American Signature Furniture)	01/31/11	Seafood Buffet	7.76

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		11.83

Dolphin Village	St. Petersburg	1967/1990	136,224	79.6%	27	19	33,238	Publix	11/07/13	Dollar Tree, CVS	13.04

Glengary Shoppes	Sarasota	1995	99,182	100.0%	7	-				Best Buy / Barnes & Noble	17.64

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.36

Lutz Lake	Lutz	2002	64,985	93.7%	12	3	44,270	Publix	05/31/22		13.78

Marco Town Center	Marco Island	2001	109,830	87.2%	33	9	27,887	Publix	01/31/18		16.66

Mariners Crossing	Spring Hill	1989 / 1999	97,812	89.9%	15	3	48,315	Sweet Bay	08/15/20		10.48

Midpoint Center	Cape Coral	2002	75,386	97.8%	9	1	60,667	Publix	10/31/22		12.15

Pavilion	Naples	1982	167,745	93.9%	34	6	50,795	Publix	12/31/10	Pavilion 6 Theatre / Anthony's	12.92

Regency Crossing	Port Richey	1986 / 2001	85,864	81.9%	14	11	44,270	Publix	02/28/21		11.09

Ross Plaza	Tampa	1984 / 1996	90,826	95.3%	20	2				Ross Dress for Less / Deals	12.42

Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		9.91

Shoppes of North Port	North Port	1991	84,705	94.9%	19	2	48,890	Publix	12/11/11	Bealls Outlet	10.31

Summerlin Square	Fort Myers	1986 / 1998	109,156	55.4%	7	21	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	10.57

Sunlake	Tampa	2008	89,516	80.9%	14	12	45,600	Publix	06/30/14		16.92

Sunpoint Shopping Center	Ruskin	1984	132,374	65.5%	16	9				Goodwill / Ozzie's Buffet / Big Lots / Chapter 13 Trustee	8.62

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	97.5%	13	2	42,582	Sweet Bay	09/30/18	TJ Maxx	6.26

Venice Shopping Center	Venice	1968 / 2000	109,801	81.5%	11	3	44,271	Publix	12/31/26	Beall's Outlet	5.49

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	94.9%	13	2				Dollar Tree / Aaron Rents / Dollar General	8.44

TOTAL SHOPPING CENTERS FLORIDA (87)			9,817,859	90.8%	1,656	452	2,829,843				$ 12.87

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

GEORGIA (34)

Atlanta (25)

BridgeMill	Canton	2000	89,102	87.8%	24	6	37,888	Publix	01/31/20		$ 15.75

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	20.38

Butler Creek	Acworth	1990	95,597	87.4%	16	4	59,997	Kroger	01/31/18		10.41

Chastain Square	Atlanta	1981 / 2001	91,637	97.1%	25	3	37,366	Publix	05/31/24		17.84

Commerce Crossing	Commerce	1988	100,668	26.5%	5	6				Fred's Store	5.32

Douglas Commons	Douglasville	1988	97,027	98.9%	17	1	59,431	Kroger	08/31/13		10.86

Fairview Oaks	Ellenwood	1997	77,052	95.4%	12	2	54,498	Kroger	09/30/16		11.29

Freehome Village	Canton	2003	74,340	74.0%	7	10	44,840	Publix	12/31/23		12.21

Golden Park Village	Buford	2000	68,738	80.7%	8	5	44,270	Publix	02/29/20		11.10

Governors Town Square	Acworth	2005	68,658	98.8%	13	1	44,840	Publix	02/28/25		15.57

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086	Kroger	06/30/16		11.74

Hairston Center	Decatur	2000	13,000	38.5%	3	6					11.28

Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/22		11.40

Keith Bridge Commons	Atlanta	2002	94,886	85.9%	14	7	54,139	Kroger	08/10/22		12.72

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		11.16

Macland Pointe	Marietta	1992-93	79,699	96.6%	15	2	55,999	Publix	12/29/12		10.21

Market Place	Norcross	1976	77,706	92.1%	19	4				Galaxy Cinema	12.17

Paulding Commons	Hiram	1991	192,391	95.6%	26	4	49,700	Kroger	02/28/11	Kmart	8.00

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.9%	26	2	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	15.27

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	90.5%	19	6				Micro Center	9.98

Salem Road Station	Atlanta	2000	67,270	92.3%	12	4	44,270	Publix	09/30/20		10.83

Shops of Huntcrest	Lawrenceville	2003	97,040	85.7%	19	7	54,340	Publix	01/31/23		13.24

Shops of Westridge	McDonough	2006	66,297	78.9%	10	8	38,997	Publix	04/30/26		13.62

Wesley Chapel	Decatur	1989	163,518	72.7%	16	13				Corinthian College / Little Giant	7.02

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	84.3%	21	6					$ 20.28

Central / South Georgia (9)

Daniel Village	Augusta	1956 / 1997	171,932	83.8%	27	12	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$ 8.76

Dublin Village	Dublin	2005	98,540	94.9%	13	4	70,225	Kroger	08/03/25		6.77

Grayson Village	Loganville	2002	83,155	78.8%	14	9	44,271	Publix	01/31/22		11.15

Loganville Town Center	Loganville	1997	77,661	96.1%	13	2	51,420	Publix	08/01/17		13.13

McAlpin Square	Savannah	1979	173,952	98.6%	23	1	43,600	Kroger	08/31/15	Big Lots / Savannah-Skidaway / Habitat for Humanity	7.31

Spalding Village	Griffin	1989	235,318	62.5%	17	11	59,431	Kroger	05/31/14	JC Penney* / Fred's Store	7.72

The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		13.53

Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.40

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	70.9%	13	10	42,156	Kroger	09/16/18		12.69

TOTAL SHOPPING CENTERS GEORGIA (33)			3,451,609	86.4%	527	172	1,358,071				$ 11.82

LOUISIANA (13)

Ambassador Row	Lafayette	1980 / 1991	193,978	80.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese	$ 10.49

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	97.1%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	9.96

Bluebonnet Village	Baton Rouge	1983	101,623	97.0%	22	4	33,387	Matherne's	11/30/10	Office Depot	11.36

Boulevard	Lafayette	1976 / 1994	68,012	90.8%	11	3				Piccadilly / Harbor Freight Tools / Golfballs.com	8.69

Country Club Plaza	Slidell	1982 / 1994	64,686	95.2%	8	2	33,387	Winn-Dixie	01/31/13		6.60

Crossing	Slidell	1988 / 1993	114,806	96.1%	14	2	58,432	Save A Center	09/29/39	A-1 Home Appliance / Piccadilly	5.77

Elmwood Oaks	Harahan	1989	133,995	97.2%	10	1				Academy Sports / Dollar Tree / Home Décor	9.84

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-					NA

Plaza Acadienne	Eunice	1980	105,419	56.4%	7	1	28,092	Super 1 Store	06/30/10	Fred's Store	4.33

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.13

Siegen Village	Baton Rouge	1988	170,416	99.2%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	9.29

Tarpon Heights	Galliano	1982	56,605	83.2%	8	2				Stage / Dollar General	5.18

Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	$ 8.52

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,578,567	91.5%	166	23	153,298				$ 8.62

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

MARYLAND (1)

South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	-				Ross Dress For Less / Best Buy / Old Navy /Petco	$ 16.90

TOTAL SHOPPING CENTERS MARYLAND (1)			92,335	100.0%	9	-	-	-	-	-	$ 16.90

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart	8.14

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	97.3%	11	2	54,928	Shaw's	01/02/16		23.32

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.7%	31	2	434,532				$ 17.14

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 7.23

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 7.23

NEW YORK (1)

Westbury Plaza	Long Island	1993	398,602	100.0%	8	-				Olive Garden / Borders / Costco / Marshalls / Sports Authority / Walmart	$ 21.07

TOTAL SHOPPING CENTERS NEW YORK (1)			398,602	100.0%	8	-	-				$ 21.07

NORTH CAROLINA (12)

Brawley Commons	Charlotte	1997 / 1998	119,189	74.4%	22	14	42,142	Lowe's Foods	04/30/17	Rite Aid	$ 11.93

Carolina Pavilion	Charlotte	1996	731,678	96.9%	23	3				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Baby Superstore / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / OfficeMax/Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's / Buy Buy Baby	9.80

Centre Pointe Plaza	Smithfield	1989	163,642	75.9%	20	4				Belk's / Dollar Tree / Aaron Rents	6.91

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	15.39

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor				Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

Galleria	Wrightsville Beach	1986 / 1990	92,114	81.4%	27	8	28,000	Harris Teeter*	04/05/11		$ 9.70

Parkwest Crossing	Durham	1990	85,602	94.9%	16	1	38,052	Food Lion	12/14/10		10.71

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.74

Salisbury Marketplace	Salisbury	1987	79,732	73.8%	11	9	31,762	Food Lion	02/11/23		11.11

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.87

Thomasville Commons	Thomasville	1991	148,754	94.8%	9	5	32,000	Ingles	09/29/12	Kmart	5.68

Willowdaile Shopping Center	Durham	1986	95,601	46.0%	15	10				Hall of Fitness	10.95

Whitaker Square	Winston-Salem	1996	82,760	100.0%	13	-	51,890	Harris Teeter	02/28/16	Rugged Wearhouse	12.29

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,815,058	88.6%	179	62	312,312				$ 9.54

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	95.6%	31	3	55,696	Kroger	10/31/19	Stein Mart	$ 13.52

Lancaster Plaza	Lancaster	1971 / 1990	77,400	57.1%	2	3	19,200	Bi-Lo	09/30/10	Tractor Supply	3.56

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.16

Milestone Plaza	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		14.84

North Village Center	North Myrtle Beach	1984	60,356	29.2%	5	8				Dollar General	9.13

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	94.2%	2	3				Rose's Store / Family Dollar Store	5.81

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		10.63

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			559,683	83.8%	60	19	181,890				$ 10.48

TENNESSEE (1)

Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		$ 14.13

TOTAL SHOPPING CENTERS TENNESSEE (1)			70,203	95.6%	14	2	45,600				$ 14.13

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.9%	13	1	32,000	Ingles	09/25/10	Wal-Mart	$ 6.04

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.9%	13	1	32,000				$ 6.04

TOTAL CORE SHOPPING CENTER PORTFOLIO (170)			19,187,074	90.3%	2,737	752	5,593,992				$ 12.27

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2010

		Year	Total		Number		Supermarket anchor			Other	Average base rent per
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	leased
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF
			19,187,074	90.3%	2,737	752	5,593,992
OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	82.9%	15	4

Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.0%	90	8

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	65.1%	320	224

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	29.8%	11	14

TOTAL OTHER PROPERTIES (6)			469,160	54.6%	438	258	-

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (176)			19,656,234	89.5%	3,175	1,010	5,593,992

DEVELOPMENTS, REDEVELOPMENTS & LAND (8)

Developments (2)	Various - See Schedule on Page 34.

Redevelopments (1)	Various - See Schedule on Page 34.

Land Held for Development (5)	Various

TOTAL CONSOLIDATED - 184 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the quarter ended March 31, 2010
(in thousands)

2010 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres	Purchase Price
March 31, 2010	Copps Hill Plaza	Ridgefield	CT	184,528	$33,400
March 19, 2010	Gateway Plaza at Aventura	Aventura	FL	29,800	8,000
March 15, 2010	Coral Reef - Outparcel	Palmetto Bay	FL	0.58	1,000
February 24, 2010	Ryanwood - Ryanwood Outparcel	Vero Beach	FL	0.63	325
Total					$42,725

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of March 31, 2010
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 03/31/10	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	2Q12	$8,672	$5,197	$8,084	$588
Sunlake (4)(5)	Tampa, FL	123,647	89,516	Publix	4Q11	41,022	28,570	40,712	310
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,392	8,513
Subtotal		204,644	170,513			$61,599	$43,922	$52,188	$9,411

Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise / CVS	4Q12	7,049	7,049	74	6,975
Subtotal		25,663	92,267			$7,049	$7,049	$74	$6,975

Total Development Activity		230,307	262,780			$68,648	$50,971	$52,262	$16,386

Project notes
(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
(3)	Remaining costs to complete represent small-shop and build-to-suit costs.
(4)	Project is being developed in a JV. Equity One funds all capital on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.
(5)	Anchor opened December 2008, remaining costs to complete represent small-shop lease-up and outparcel construction.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2010
(in thousands)

	Maturity		March 31, 2010	Dec 31, 2009	Percent of overall
Debt Instrument	date	Rate *	balance	balance	debt maturing

Mortgage debt
Bluff's Square	06/01/10	8.740%	$-	$9,460	0.0%
Kirkman Shoppes	06/01/10	8.740%	-	8,934	0.0%
Ross Plaza	06/01/10	8.740%	-	6,231	0.0%
Boynton Plaza	07/01/10	8.030%	-	6,960	0.0%
Pointe Royale	07/15/10	7.950%	2,601	2,698	0.2%
Shops at Skylake	08/01/10	7.650%	11,834	11,973	1.0%
Parkwest Crossing	09/01/10	8.100%	4,381	4,400	0.4%
Spalding Village	09/01/10	8.194%	8,140	8,261	0.7%
Charlotte Square	02/01/11	9.188%	3,096	3,123	0.3%
Forest Village	04/01/11	7.270%	4,121	4,140	0.3%
Boca Village	05/01/11	7.200%	7,618	7,653	0.6%
MacLand Pointe	05/01/11	7.250%	5,383	5,408	0.4%
Pine Ridge Square	05/01/11	7.020%	6,730	6,762	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,618	7,653	0.6%
Lake Mary Centre	11/01/11	7.250%	22,611	22,712	1.9%
Lake St. Charles	11/01/11	7.130%	3,564	3,580	0.3%
Belfair Towne Village	12/01/11	7.320%	9,884	9,958	0.8%
Marco Town Center	01/01/12	6.700%	7,571	7,629	0.6%
Riverside Square	03/01/12	9.188%	6,848	6,892	0.6%
Hammocks Town Center	06/26/12	6.950%	11,781	11,833	1.0%
Cashmere Corners	11/01/12	5.880%	4,487	4,523	0.4%
Eastwood	11/01/12	5.880%	5,347	5,390	0.4%
Meadows Shopping Center	11/01/12	5.870%	5,619	5,664	0.5%
Salem Road Station	11/11/12	6.000%	5,817	5,846	0.5%
Lutz Lake Crossing	01/01/13	6.280%	7,303	7,328	0.6%
Brawley Commons	07/01/13	6.250%	6,773	6,794	0.6%
Midpoint Center	07/10/13	5.770%	6,153	6,200	0.5%
Buckhead Station	09/01/13	6.880%	26,051	26,213	2.2%
Keith Bridge Commons	10/11/13	4.800%	8,705	8,753	0.7%
Alafaya Village	11/11/13	5.990%	3,886	3,904	0.3%
Summerlin Square	02/01/14	6.750%	1,823	1,924	0.2%
Sunrise Town Center	04/30/14	5.690%	10,246	10,298	0.9%
South Point	07/10/14	5.720%	7,562	7,616	0.6%
The Vineyards at Chateau Elan	07/11/14	5.880%	9,789	9,833	0.8%

	Maturity		March 31, 2010	Dec 31, 2009	Percent of overall
Debt Instrument	date	Rate *	balance	balance	debt maturing
Grayson Village	01/11/15	5.210%	$9,773	$9,820	0.8%
Golden Park Village	01/11/15	5.250%	7,307	7,341	0.6%
The Shops at Lake Tuscaloosa	01/11/15	5.450%	7,106	7,139	0.6%
Bird Ludlum	02/15/15	7.680%	5,620	5,853	0.5%
Treasure Coast Plaza	04/01/15	8.000%	2,691	2,797	0.2%
Eustis Village	05/11/15	5.450%	13,257	13,313	1.1%
Governors Town Square	06/01/15	5.200%	10,358	10,407	0.9%
Shoppes of Silverlakes I	07/01/15	7.750%	1,588	1,648	0.1%
Freehome Village	07/11/15	5.150%	9,842	9,889	0.8%
Loganville Town Center	08/11/15	4.890%	10,041	10,090	0.8%
Wilmington Island Shopping Center	11/11/15	5.050%	9,515	9,560	0.8%
South Plaza Shopping Center	01/11/16	5.420%	16,730	16,803	1.4%
Glengary Shoppes	06/11/16	5.750%	16,742	16,801	1.4%
Magnolia Shoppes	07/11/16	6.160%	14,413	14,467	1.3%
Grassland Crossing	12/01/16	7.870%	4,764	4,825	0.4%
Dublin Village	12/11/16	5.780%	6,765	6,787	0.6%
Greensboro Village Shopping Center	02/11/17	5.520%	9,764	9,803	0.8%
Whitaker Square	12/01/17	6.320%	9,723	9,750	0.8%
Mableton Crossing	08/15/18	6.850%	3,443	3,478	0.3%
Sheridan Plaza	10/10/18	6.250%	63,907	64,107	5.3%
BridgeMill	05/05/21	7.940%	8,306	8,369	0.7%
Westport Plaza	08/24/23	7.490%	4,297	4,330	0.4%
Chastain Square	02/28/24	6.500%	3,197	3,232	0.3%
Daniel Village	02/28/24	6.500%	3,495	3,533	0.3%
Douglas Commons	02/28/24	6.500%	4,164	4,209	0.3%
Fairview Oaks	02/28/24	6.500%	3,941	3,984	0.3%
Madison Centre	02/28/24	6.500%	3,197	3,232	0.3%
Paulding Commons	02/28/24	6.500%	5,428	5,487	0.5%
Siegen Village	02/28/24	6.500%	3,532	3,570	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	2,788	2,818	0.2%
Webster Plaza	08/15/24	8.070%	7,615	7,659	0.6%
Copps Hill	01/01/29	6.060%	19,797	-	1.6%
Total mortgage debt - (62 loans outstanding)	4.68	6.28%	$536,448	$551,647	44.7%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(1)	(22,123)	(22,754)	(1.8%)
Total mortgage debt - (including unamortized/unaccreted premium/(discount))			$514,325	$528,893	42.9%

	Maturity		March 31, 2010	Dec 31, 2009	Percent of overall
Debt Instrument	date	Rate *	balance	balance	debt maturing

Unsecured senior notes payable
7.84% senior notes	01/23/12	7.840%	$10,000	$10,000	0.8%
6.25% senior notes	12/15/14	6.250%	250,000	250,000	20.8%
5.375% senior notes	10/15/15	5.375%	107,505	107,505	8.9%
6.00% senior notes	09/15/16	6.000%	105,230	105,230	8.8%
6.25% senior notes	01/15/17	6.250%	101,403	101,403	8.4%
6.00% senior notes	09/15/17	6.000%	116,998	116,998	9.7%

Total unsecured senior notes payable	5.96	6.13%	$691,136	$691,136	57.4%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(1)	(3,045)	(3,138)	(0.3%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$688,091	$687,998	57.1%

Revolving credit facilities
$272MM Wells Fargo Unsecured	10/17/11	N/A	$-	$-	0.0%
$15MM City National Bank Unsecured	12/10/10	N/A	-	-	0.0%
Total revolving credit facilities			$-	$-	0.0%

Total debt	5.40	6.19%	$1,227,584	$1,242,783	102.2%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(1)	(25,168)	(25,892)	(2.1%)
Total debt (including net interest premium/discount)			$1,202,416	$1,216,891	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)	Baa3 (Stable)
S&P			BBB- (Stable)	BBB- (Stable)

Note: Total debt is gross over net due to $25m of unamortized/unaccreted discount.
*	The rate in effect on March 31, 2010.
(1)	Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of March 31, 2010 and December 31, 2009

	As of	As of
	March 31, 2010	December 31, 2009
Assets	(in thousands)	(in thousands)
Properties
Income producing	252,260	252,011
Less: accumulated depreciation	(8,129)	(7,062)
Rental property	$244,131	$244,949

Cash and cash equivalents	707	1,935
Accounts and other receivables, net	2,778	2,297
Other assets	15,028	14,676

Total	$262,644	$263,857

Liabilities and joint venture equity
Liabilities
Mortgage notes payable	141,566	140,188
Accounts payable and other liabilities	21,197	20,905
Total liabilities	$162,763	$161,093

Joint venture equity	99,881	102,764

Total	$262,644	$263,857

Note:  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF INCOME - GRI-EQY I, LLC
For the quarters ended March 31, 2010 and 2009

	Three months ended
	March 31, 2010	March 31, 2009
	(in thousands)	(in thousands)

REVENUES	$6,140	$6,955

COSTS AND EXPENSES
Property operating	1,873	1,979
Rental property depreciation and amortization	1,641	1,957
Interest expense	2,051	2,057
Total costs and expenses	$5,565	$5,993

NET INCOME	$575	$962

Note:  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of March 31, 2010

		Year			Number		Supermarket anchor				Average base rent per
		Built /	Total	Percent	of tenant				Expiration	Other	leased
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	SF

Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,095	94.4%	32	5	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$ 13.45

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,142	99.3%	23	1	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	10.47

Presidential Markets	Snellville	1993 / 2000	396,432	96.5%	35	2	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	11.03

Shoppes of Ibis	West Palm Beach	1999	79,420	89.4%	13	5	51,420	Publix	05/31/19		12.74

Shoppes at Quail Roost	Miami	2005	73,550	93.1%	17	3	44,840	Publix	06/30/25		15.18

Shoppes of Sunset	Miami	1979	21,784	82.5%	13	4					20.78

Shoppes of Sunset II	Miami	1980	27,676	74.4%	12	5					19.07

Sparkleberry Square	Columbia	1997 / 2004	154,217	78.5%	9	1				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less	10.84

Sparkleberry Kohl's	Columbia	1997 / 2004	85,961	100.0%	1	0				Kohl's	7.74

Sparkleberry Kroger	Columbia	1997 / 2004	98,623	98.4%	13	1	67,943	Kroger	08/31/17		12.75

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,407,900	94.0%	168	27	328,349				$ 11.66

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of March 31, 2010
(in thousands)

	Equity One's	Maturity		March 31, 2010	Dec 31, 2009
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%	$120,000	$120,000
Sparkleberry Square (Kohl's)	10%	11/30/12	6.170%	5,876	5,907
Sparkleberry Square (Kroger)	10%	06/30/20	6.750%	6,092	6,194

Total mortgage debt (3 loans outstanding)		3.34	5.86%	$131,968	$132,101
		(wtd-avg maturity)	(Net effective int rate)
Net interest premium/(discount)				(531)	(544)

Total mortgage debt (including net interest premium/discount)				$131,437	$131,557

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	$10,128	$8,631

Total debt (including net interest premium/discount)				$141,565	$140,188

Equity One's pro-rata share of unconsolidated debt	10%			$14,157	$14,019

(1)	The rate in effect on March 31, 2010.
(2)	Mortgage encumbers Airpark Plaza, Concord, IBIS, Presidential Markets, Quail Roost, and Sparkleberry Square. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of March 31, 2010 and December 31, 2009

	As of	As of
	March 31, 2010	December 31, 2009
Assets	(in thousands)	(in thousands)
Properties
Income producing	50,997	50,997
Less: accumulated depreciation	(1,581)	(1,347)
Rental property	$49,415	$49,650

Cash and cash equivalents	459	945
Accounts and other receivables, net	-	20
Other assets	5,223	5,218

Total	$55,097	$55,833

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	37,083	37,212
Accounts payable and other liabilities	3,705	3,885
Total liabilities	$40,788	$41,097

Joint venture equity	14,309	14,736

Total	$55,097	$55,833

Note:  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
For the quarters ended March 31, 2010 and 2009

	Three months ended
	March 31, 2010	March 31, 2009
	(in thousands)	(in thousands)

REVENUES	$1,591	$1,641

COSTS AND EXPENSES
Property operating	688	713
Rental property depreciation and amortization	725	827
Interest expense	606	615
Total costs and expenses	$2,019	$2,155

NET LOSS	$(428)	$(514)

Note:  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of March 31, 2010

		Year			Number		Supermarket anchor			Other	Average base rent per
		Built /	Total	Percent	of tenant				Expiration	anchor	leased
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	SF

1900/2000 Offices	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	56.1%	19	10				RN Network	$15.97

Penn Dutch Plaza	Margate	1989	155,628	77.1%	18	21	70,358	Penn Dutch Food Center	12/31/13	Walgreens	8.60

Plantation Marketplace	Plantation	1963 / 1998	230,330	68.2%	26	13	43,386	Winn-Dixie	11/05/14	Beall's / Just Fit / Big Lots / CVS	10.55

TOTAL G&I VI SHOPPING CENTER PORTFOLIO (3)			502,735	68.1%	63	44	113,744				$ 10.91

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of March 31, 2010
(in thousands)

	Equity One's	Maturity		March 31, 2010	Dec 31, 2009
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.560%	$37,838	$38,012
Net interest premium/(discount)	-	-		(755)	(800)

Total mortgage debt		4.62	5.56%	$37,083	$37,212
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt	20%			$7,417	$7,442

(1)  The rate in effect on March 31, 2010.